As filed with the Securities and Exchange Commission on February 3, 2006.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-21416

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
                (Name of Registrant as Specified in Its Charter)

                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

      [LOGO]
------------------
JOHN HANCOCK FUNDS


John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund


February 3, 2006


Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Wednesday, March 22, 2006 at 9:00 A.M., Eastern Time, to be held at John Hancock Funds, 601 Congress Street, Boston, MA 02210-2805.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.


Elect your fund's Board of Trustees

For each fund, proposal number one asks common shareholders to elect three Trustees and preferred shareholders to elect one Trustee. Trustees will serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.


Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of PricewaterhouseCoopers LLP as each fund's independent registered public accounting firm for the fund's current fiscal year.


Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                        Sincerely,


                                         /s/ Kieth F. Hartstein



                                        Keith F. Hartstein
                                        Chief Executive Officer


P811PX 2/06

                      JOHN HANCOCK PREFERRED INCOME FUND
                     JOHN HANCOCK PREFERRED INCOME FUND II
                    JOHN HANCOCK PREFERRED INCOME FUND III
               JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
               601 Congress Street, Boston, Massachusetts 02210


                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           To Be Held March 22, 2006


This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.


To the Shareholders of:
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts on Wednesday, March 22, 2006 at 9:00 A.M., Eastern Time, and shareholders of each fund will consider the following proposals:

   (1) To elect Trustees to serve until their respective successors are duly elected and qualified. Common shareholders may elect three Trustees and preferred shareholders may elect one Trustee.

   (2) To ratify or reject the Trustees' selection of PricewaterhouseCoopers LLP as the fund's independent registered public accounting firm for the fund's current fiscal year.

   (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 20, 2006, are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 3, 2006.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                        By order of the Boards of Trustees,



                                        Alfred P. Ouellette
                                        Assistant Vice President and Assistant
                                        Secretary

February 3, 2006

                      JOHN HANCOCK PREFERRED INCOME FUND
                     JOHN HANCOCK PREFERRED INCOME FUND II
                    JOHN HANCOCK PREFERRED INCOME FUND III
               JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
               601 Congress Street, Boston, Massachusetts 02210


                        ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held On March 22, 2006


                                PROXY STATEMENT

     This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 601 Congress Street, Boston, Massachusetts 02210, or call John Hancock Funds at 1-800-892-9552.

     This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 601 Congress Street, Boston, Massachusetts on Wednesday, March 22, 2006 at 9:00 A.M., Eastern Time.

     o John Hancock Preferred Income Fund ("Preferred Income");

     o John Hancock Preferred Income Fund II ("Preferred Income II");

     o John Hancock Preferred Income Fund III ("Preferred Income III");

     o John Hancock Tax-Advantaged Dividend Income Fund ("Tax-Advantaged Dividend").

     If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.


Record Ownership
     The Trustees of each fund have fixed the close of business on January 20, 2006 as the record date to determine which shareholders are entitled to vote at the meeting. Common and preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

              Fund                 Common Shares     Preferred Shares
--------------------------------   ---------------   -----------------
Preferred Income                       25,732,207          11,200
Preferred Income II                    21,059,736          10,160
Preferred Income III                   31,280,764          14,000
Tax-Advantaged Dividend Income         42,077,487          15,200

     The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

     Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                  PROPOSAL 1


                             ELECTION OF TRUSTEES
               (Common Shares and Preferred Shares of each fund)


General
     Each fund's Board of Trustees consists of nine members. Holders of the Common Shares are entitled to elect seven Trustees and holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Boyle, Carlin, Chapman, Cunningham, Ladner, Moore and Pruchansky have been designated as subject to election by holders of the Common Shares of each fund. Mr. Dion and Ms. McGill Peterson have been designated as subject to election by holders of the Preferred Shares of each fund.

     Each Board of Trustees is divided into three staggered term classes containing three Trustees. The term of one class expires each year, and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

     As of the date of this proxy, each nominee for election currently serves as Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.


Proposal 1
     For each fund, Messrs. Boyle, Ladner and Moore are the current nominees for election by the Common Shareholders and Mr. Dion is the current nominee for election by the Preferred Shareholders.


Vote Required For Proposal 1
     The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes, of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

Information Concerning Trustees
     The following table sets forth certain information regarding the nominees for election to the Boards. The table shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee. The table also lists the Trustees who are not currently standing for election: The terms of Mr. Pruchansky, Mr. Boyle and Ms. McGill Peterson will expire at the 2007 annual meeting and the terms of Messrs. Carlin, Chapman and Cunningham will expire at the 2008 annual meeting.

                                                                                                                        Number of
Name, (Age), Address(1)                    Principal Occupation(s) and other Directorships             Trustee         John Hancock
and Position with the Funds                           During the Past Five Years                        Since        Funds Overseen
------------------------------------ ----------------------------------------------------------- ------------------- ---------------
                                                    NOMINEES FOR ELECTION
                                                   TERM TO EXPIRE IN 2009

Ronald R. Dion+                      Chairman and Chief Executive Officer, R. M. Bradley               2002 (A-B)            53
(Age 59)                             & Co., Inc.; Director, The New England Council and                2003 (C)
Chairman and                         Massachusetts Roundtable; Director, Boston Stock                  2004 (D)
Independent Trustee                  Exchange; Trustee, North Shore Medical Center;
                                     Director, BJ's Wholesale Club, Inc. and a Corporator of
                                     the Eastern Bank; Trustee, Emmanuel College; Director,
                                     Boston Municipal Research Bureau; Member of the
                                     Advisory Board, Carroll Graduate School of
                                     Management at Boston College.

Charles L. Ladner                    Chairman and Trustee, Dunwoody Village, Inc.                      2002 (A-B)           143
(Age 67)                             (retirement services) (until 2003); Senior Vice President         2003 (C)
Independent Trustee                  and Chief Financial Officer, UGI Corporation (public              2004 (D)
                                     utility holding company) (retired 1998); Vice President
                                     and Director for AmeriGas, Inc. (retired 1998);
                                     Director of AmeriGas Partners, L.P. (gas distribution)
                                     (until 1997); Director, EnergyNorth, Inc. (until 1995);
                                     Director, Parks and History Association (since 2001).

John A. Moore                        President and Chief Executive Officer, Institute for              2002 (A-B)            53
(Age 66)                             Evaluating Health Risks, (nonprofit institution) (until           2003 (C)
Independent Trustee                  2001); Chief Scientist, Sciences International (health            2004 (D)
                                     research) (until 2003); Principal, Hollyhouse
                                     (consulting) (since 2000); Director, CIIT (nonprofit
                                     research) (since 2002).

                                                       NOMINEE FOR ELECTION
                                                      TERM TO EXPIRE IN 2007

James R. Boyle*                      Chairman and Director, John Hancock Advisers, LLC                 2005 (A-D)           184
(Age 46)                             (the "Adviser"), The Berkeley Financial Group, LLC
Non-Independent Trustee              ("The Berkeley Group") (holding company) and John
                                     Hancock Funds, LLC. ("John Hancock Funds")
                                     (since 2005); President, John Hancock Annuities;
                                     Executive Vice President, John Hancock Life Insurance
                                     Company (since 2004); President U.S. Annuities;
                                     Senior Vice President, The Manufacturers Life
                                     Insurance Company (U.S.A) (prior to 2004).

                                                                                                                        Number of
Name, (Age), Address(1)                    Principal Occupation(s) and other Directorships             Trustee         John Hancock
and Position with the Funds                           During the Past Five Years                        Since        Funds Overseen
------------------------------------ ----------------------------------------------------------- ------------------- ---------------
                                                TRUSTEES NOT STANDING FOR ELECTION
                                                      TERM TO EXPIRE IN 2007

Patti McGill Peterson+               Executive Director, Council for International Exchange            2002 (A-B)           53
(Age 62)                             of Scholars and Vice President, Institute of                      2003 (C)
Independent Trustee                  International Education (since 1998); Senior Fellow,              2004 (D)
                                     Cornell Institute of Public Affairs, Cornell University
                                     (until December 1998); Former President of Wells
                                     College and St. Lawrence University; Director, Niagara
                                     Mohawk Power Corporation (electric utility) (until
                                     2003); Director, Ford Foundation, International
                                     Fellowships Program (since 2002); Director, Lois Roth
                                     Endowment (since 2002); Director, Council for
                                     International Educational Exchange (since 2003).

Steven R. Pruchansky                 Chairman and Chief Executive Officer, Greenscapes of              2002 (A-B)           53
(Age 61)                             Southwest Florida, Inc. (since 2000); Director and                2003 (C)
Independent Trustee                  President, Greenscapes of Southwest Florida, Inc. (until          2004 (D)
                                     2000); Managing Director, JonJames, LLC (real estate)
                                     (since 2001); Director, First Signature Bank & Trust
                                     Company (until 1991); Director, Mast Realty Trust
                                     (until 1994); President, Maxwell Building Corp.
                                     (until 1991).

                                                TRUSTEES NOT STANDING FOR ELECTION
                                                      TERM TO EXPIRE IN 2008

James F. Carlin                      Director and Treasurer, Alpha Analytical Inc. (analytical         2002 (A-B)           53
(Age 65)                             laboratory) (since 1985); Part Owner and Treasurer,               2003 (C)
Independent Trustee                  Lawrence Carlin Insurance Agency, Inc. (since 1995);              2004 (D)
                                     Part Owner and Vice President, Mone Lawrence Carlin
                                     Insurance Agency, Inc. (since 1996); Director and
                                     Treasurer, Rizzo Associates (engineering) (until 2000);
                                     Chairman and CEO, Carlin Consolidated, Inc.
                                     (management/investments) (since 1987); Director and
                                     Partner, Proctor Carlin & Co., Inc. (until 1999);
                                     Trustee, Massachusetts Health and Education Tax
                                     Exempt Trust (since 1993); Director of the following:
                                     Uno Restaurant Corp. (until 2001), Arbella Mutual
                                     (insurance) (until 2000), HealthPlan Services, Inc.
                                     (until 1999), Flagship Healthcare, Inc. (until 1999),
                                     Carlin Insurance Agency, Inc. (until 1999); Chairman,
                                     Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman Jr.               President, and Chief Executive Officer, Brookline                 2005 (A-D)           53
(Age 70)                             Bancorp, Inc. (lending) (since 1972); Director, Lumber
Independent Trustee                  Insurance Co., (insurance) (until 2000); Chairman
                                     and Director, Northeast Retirement Services, Inc.
                                     (retirement administration) (since 1998).

                                                                                                                      Number of
Name, (Age), Address(1)                   Principal Occupation(s) and other Directorships            Trustee         John Hancock
and Position with the Funds                          During the Past Five Years                       Since        Funds Overseen
------------------------------------ ---------------------------------------------------------  ------------------ ---------------
                               TRUSTEES NOT STANDING FOR ELECTION
                               TERM TO EXPIRE IN 2008 (continued)

William H. Cunningham                Former Chancellor, University of Texas System and              2002 (A-B)             143
(Age 62)                             former President of the University of Texas, Austin,           2003 (C)
Independent Trustee                  Texas; Chairman and CEO, IBT Technologies (until               2004 (D)
                                     2001); Director of the following: Hire.com (until
                                     2004), STC Broadcasting, Inc. and Sunrise Television
                                     Corp. (until 2001), Symtx, Inc. (electronic
                                     manufacturing) (since 2001), Adorno/Rogers
                                     Technology, Inc. (until 2004), Pinnacle Foods
                                     Corporation (until 2003), rateGenius (until 2003),
                                     Jefferson-Pilot Corporation (diversified life insurance
                                     company), New Century Equity Holdings (formerly
                                     Billing Concepts) (until 2001), eCertain (until 2001),
                                     ClassMap.com (until 2001), Agile Ventures (until
                                     2001), AskRed.com (until 2001), Advisory Director, Q
                                     Investments; Advisory (until 2003); Advisory Director,
                                     J.P Morgan-Chase Bank (formerly Texas Commerce
                                     Bank - Austin), LIN Television (since 2002), WilTel
                                     Communications (until 2003) and Hayes Lemmerz
                                     International, Inc. (diversified automotive parts supply
                                     company) (since 2003).


---------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
+  Trustee representing the holders of the Preferred Shares.
(A) John Hancock Preferred Income Fund
(B) John Hancock Preferred Income Fund II
(C) John Hancock Preferred Income Fund III
(D) John Hancock Tax-Advantaged Dividend Fund

Executive Officers
     The table below lists each fund's executive officers.

Name, (Age), Address(1)                          Principal Occupation(s)                         Officer
and Position with the Funds                    During the Past Five Years                         Since
-----------------------------   --------------------------------------------------------   -------------------
Keith F. Hartstein              Senior Vice President, Manulife Financial Corporation         2005 (A-D)
(Age 49)                        (since 2004); Director, President and Chief Executive
President and Chief             Officer, the Adviser and The Berkeley Group (holding
Executive Officer               company); Director, President and Chief Executive
                                Officer, John Hancock Funds; Director, President and
                                Chief Executive Officer, Sovereign Asset Management
                                LLC ("Sovereign"); Director, John Hancock Signature
                                Services, Inc.; Director, Chairman and President, NM
                                Capital Management, Inc. (NM Capital); Chairman,
                                Investment Company Institute Sales Force Marketing
                                Committee (since 2003); Executive Vice President,
                                John Hancock Funds (until 2005).

John G. Vrysen                  Director, Executive Vice President and Chief Financial        2005 (A-D)
(Age 50)                        Officer, the Adviser, Sovereign Asset Management LLC,
Executive Vice President        the Berkeley Group and John Hancock Funds (since
and Chief Financial             2005); Vice President and General Manager, Fixed
Officer                         Annuities, U.S. Wealth Management (until 2005).
                                Vice President, Operations Manulife Wood Logan
                                July 2000 - September 2004.

William H. King                 Vice President and Treasurer, each of the John                2002 (A-B)
(Age 53)                        Hancock funds advised by the Advisers; Vice President,        2003 (C)
Vice President and              the Adviser.                                                  2004 (D)
Treasurer

Francis V. Knox, Jr.            Vice President and Chief Compliance Officer for John          2005 (A-D)
(Age 58)                        Hancock Investment Company, John Hancock Life
Vice President and Chief        Insurance Company (U.S.A.), John Hancock Life
Compliance Officer              Insurance Company and John Hancock Funds (since
                                2005); Fidelity Investments - Vice President and
                                Assistant Treasurer, Fidelity Group of Funds (until
                                2004); Fidelity Investments - Vice President and Ethics
                                & Compliance Officer (until 2001).

---------
(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210.

     Each Trust's board of trustees currently has four standing Committees: the Audit Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

     The current membership of each Committee is set forth below.

Audit                        Governance                   Contracts/Operations            Investment Performance
--------------------------   --------------------------   -----------------------------   -------------------------
Messrs. Chapman, Ladner,     All Independent Trustees     Messrs. Carlin, Cunningham,     All Independent Trustees
Moore and Ms. Peterson                                    Dion and Pruchansky

     All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Attachment 1. The Audit Committee recommends to the full Board the appointment of outside auditors for the fund, monitors and oversees the audits of the fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year (see Attachment
2).

     All of the Independent Trustees are members of the Governance Committee. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board, and recommend nominees to serve as members of the Board. Among other duties, the Governance Committee determines the compensation paid to the Independent Trustees. All members of the Governance Committee are Independent under the New York Stock Exchange's Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Governance Committee, which is attached as Attachment 3 to this proxy. The Governance Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the Officers of the fund are nominated and selected by the Board.

     In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees, (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, and a fund's by-laws to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the fund's proxy card. If the Board determines not to include such candidate among its designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Governance Committee.

     The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

     The Investment Performance Committee monitors and analyzes the investment performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

     Each Board of Trustees held five meetings during each fund's fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all Committees.


Trustee Ownership
     The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2005.


                              Trustee Holdings(1)


                                   Preferred Income               Preferred Income II
                            ------------------------------   -----------------------------
Name of Trustee              Shares        Dollar Range       Shares       Dollar Range
-------------------------   --------   -------------------   --------   ------------------
Independent Trustees
James F. Carlin                200          $1 - $10,000        200          $1 - $10,000
Richard P. Chapman, Jr.         --                    --         --                    --
William H. Cunningham           --                    --         --                    --
Ronald R. Dion                  --                    --         --                    --
Charles L. Ladner              260          $1 - $10,000        160          $1 - $10,000
Dr. John A. Moore              400     $10,001 - $50,000        400     $10,001 - $50,000
Patti McGill Peterson           60          $1 - $10,000      1,200     $10,001 - $50,000
Steven R. Pruchansky           200          $1 - $10,000         --                    --
Non-Independent Trustees
James R. Boyle                  --                    --         --                    --


                                                                     Tax-Advantaged            All John Hancock
                                 Preferred Income III               Dividend Income             Funds Overseen
                            ------------------------------   ------------------------------   -----------------
Name of Trustee              Shares        Dollar Range        Shares       Dollar Range         Dollar Range
-------------------------   --------   -------------------   --------   -------------------   -----------------
Independent Trustees
James F. Carlin              1,000     $10,001 - $50,000         50          $1 - $10,000        Over $100,000
Richard P. Chapman, Jr.         --                    --         --                    --        Over $100,000
William H. Cunningham           --                    --         --                    --        Over $100,000
Ronald R. Dion                  --                    --         --                    --        Over $100,000
Charles L. Ladner              800     $10,001 - $50,000        500          $1 - $10,000        Over $100,000
Dr. John A. Moore               50          $1 - $10,000      1,000     $10,001 - $50,000        Over $100,000
Patti McGill Peterson        1,200     $10,001 - $50,000         86          $1 - $10,000        Over $100,000
Steven R. Pruchansky            --                    --         --                    --        Over $100,000
Non-Independent Trustees
James R. Boyle                  --                    --         --                    --                   --

---------
(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Trustees and Officers". The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than 10% of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except that Form 4 reports disclosing transactions in the Preferred Income and Tax-Advantaged Dividend Income Funds were filed late for Howard Greene, an officer of the Adviser.


Remuneration of Trustees and Officers
     The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. Any non-Independent Trustees and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.


                                                                                             Total Compensation
                                                                                                All Funds in
Independent                   Preferred     Preferred      Preferred      Tax-Advantaged      the John Hancock
Trustees                        Income      Income II     Income III     Dividend Income      Fund Complex(1)
--------------------------   -----------   -----------   ------------   -----------------   -------------------
James F. Carlin                $ 6,405       $ 5,453        $ 6,419          $ 7,969             $  103,703
Richard P. Chapman, Jr.*         1,415         1,203            182            2,341                103,953
William J. Cosgrove+             1,100           935            182            1,472                 95,203
William H. Cunningham*           6,425         5,469          6,473            8,194                109,171
Ronald R. Dion*                  6,463         5,501          6,453           10,190                151,399
Charles L. Ladner                8,221         6,998          8,249           10,536                149,790
Dr. John A. Moore*               4,993         4,250          4,579            6,611                115,703
Patti McGill Peterson            4,738         4,033          4,483            5,913                100,203
Steven R. Pruchansky*            6,578         5,599          6,652            8,472                115,203
Norman H. Smith*+                6,234         5,307          6,419            7,302                 89,953
John P. Toolan+                    845           720          1,371                0                      0
                               -------       -------        -------          -------             ----------
Totals                         $53,417       $45,468        $51,462          $69,000             $1,134,281

---------
(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2005. All the Independent Trustees were Trustees of 52 funds in the John Hancock fund complex, except Mr. Cunningham and Mr. Ladner who were Trustees of 143 funds.
* As of December 31, 2005, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $76,421 for Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr. Pruchansky was $246,371 and Mr. Smith was $382,371 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.
+ Mr. Toolan retired as of December 31, 2004. Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.


Material Relationships of the Independent Trustees
     As of December 31, 2005, none of the Independent Trustees, nor any immediate family member, owns shares of John Hancock Advisers, LLC (the "investment adviser") or is a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with, the investment adviser or a principal underwriter of the funds.

     There have been no transactions by the funds since the beginning of the funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000, and in which any trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $60,000 at any time since that date.

     No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.

     Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.


Legal Proceedings
     There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the funds within the past five years.


                                  PROPOSAL 2


                         RATIFICATION OF SELECTION OF
               THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
               (Common Shares and Preferred Shares of Each Fund)

     The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected PricewaterhouseCoopers LLC ("PricewaterhouseCoopers") to act as independent registered public accounting firm for each fund's fiscal year. The funds' 2006 fiscal year ends are: Preferred Income and Preferred Income II - July 31, 2006, Preferred Income III - May 31, 2006 and Tax-Advantaged Dividend Income - December 31, 2006.

     The following table sets forth the aggregate fees billed by Deloitte & Touche LLP ("Deloitte & Touche"), the prior independent accountants for each fund's 2005 fiscal year for professional services rendered for: (i) the audit of the fund's annual financial statements and the review of financial statements included in the fund's reports to stockholders; (ii) assurance and related services that are reasonably related to the audit of the Fund's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii). The table also discloses the aggregate fees paid during the 2004 and 2005 calendar years to PricewaterhouseCoopers, the Fund's independent accountants, by John Hancock Advisers, LLC and any entity controlling, controlled by or under common control with John Hancock Advisers, LLC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Adviser and Adviser Affiliates").



                                          Audit fees       Audit-related fees       Tax fees           All other fees
                                     --------------------- ------------------- ------------------- -----------------------
                                        2004       2005       2004      2005      2004      2005       2004        2005
                                     ---------- ---------- --------- --------- --------- --------- ------------ ----------
Preferred Income                     $32,850    $34,500    $4,000    $4,000    $2,250    $2,400     $      0    $     0
Preferred Income II                  $32,850    $34,500    $4,000    $4,000    $2,250    $2,400     $      0    $     0
Preferred Income III                 $32,850    $34,500    $4,000    $4,000    $2,250    $2,400     $ 13.000    $     0
Tax-Advantaged Dividend              $32,850    $34,500    $4,000    $4,000    $2,250    $2,400     $ 13,000    $     0
The Adviser and Adviser Affiliates   $     0    $     0    $    0    $    0    $    0    $    0     $ 65,000    $22,000

     On March 8, 2005, each of the Funds engaged PricewaterhouseCoopers, LLP as its independent public accountants for the Funds' 2006 fiscal years and dismissed Deloitte & Touche from such position. The decision to change accountants was recommended by each Fund's Audit Committee and approved by each Fund's Board. The reports of Deloitte & Touche on each Fund's financial statements for the years 2004 and 2005 fiscal years did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     During each Fund's 2004 and 2005 fiscal years, no Fund had any disagreement with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, with disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds.

     The Fund's Audit Committee has adopted procedures to pre-approve audit and non-audit services for the Funds and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to PricewaterhouseCoopers being engaged. In recommending PricewaterhouseCoopers as the Funds' independent accountants, the Audit Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers' independence. The aggregate amount of non-audit fees paid by the Funds, the Adviser and an Advisor Affiliate that provide services to the Funds, which includes amounts described above, were $110,462 and $97,200 for the years ending December 31, 2004 and 2005. All such non-audit services were pre-approved in accordance with the funds' policy.

     PricewaterhouseCoopers has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. A representative of PricewaterhouseCoopers is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

     The Boards of Trustees, including each Fund's Independent Trustees, unanimously recommend that shareholders ratify the selection of PricewaterhouseCoopers as independent public accountants of the funds.


Vote Required to Ratify the Selection of Independent Registered Public Accounting Firm
     The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of PricewaterhouseCoopers as such fund's independent registered public accounting firm for that fund's 2006 fiscal year.


                                 MISCELLANEOUS


              Proposal                                              Vote Required
------------------------------------ --------------------------------------------------------------------------
Election of Trustees                 For each class, a plurality of all votes cast, assuming a quorum exists.*
(Proposal 1)                         A "plurality" means that the four nominees up for election by the Common
                                     Shares or Preferred Shares receiving the greatest number of votes of the
                                     Common Shares or Preferred Shares, as the case may be, will be elected as trustees, regardless of the number of votes cast.
                                     Common and Preferred Classes vote separately on this proposal.
Ratification of Public Accountants   The affirmative vote of more than 50% of the votes cast, assuming a
(Proposal 2)                         quorum exists.*
                                     Common and Preferred Classes vote together as a single class on this proposal.

---------
* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

     Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. While, as noted above, both of the proposals in this proxy statement are routine, for non-routine proposals, brokers that are member organizations of the New York Stock Exchange may vote Preferred Shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of Preferred Shares may occur on a non-routine proposal only if: (i) at least 30% of the Preferred Shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such Preferred Shares voted against the proposal; (iii) the shareholders of the Common Shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees of the fund have approved the proposal.

     The following table summarizes how the quorum and voting requirements are determined.


Shares                                    Quorum                                   Voting
------------------------- -------------------------------------- ------------------------------------------
In General                All shares "present" in person or by   Shares present in person will be voted
                          proxy are counted in determining       in person by the shareholder at the
                          whether a quorum exists.               meeting. Shares present by proxy will be
                                                                 voted by the proxyholder in accordance
                                                                 with instructions specified in the proxy.

Broker Non-Vote           Considered "present" at meeting.       Not voted. Same effect as a vote
                                                                 "against" a proposal.

Proxy with No Voting      Considered "present" for determining   Will be voted "for" the proposal by
Instruction (other than   whether a quorum exists.               the proxyholder.
Broker Non-Vote)

Vote to Abstain           Considered "present" for determining   Disregarded. Because abstentions are not
                          whether a quorum exists.               votes "cast," abstentions will have no
                                                                 effect on whether a proposal is approved.

Proportionately Voted     Considered "present" for determining   Voted in proportion to Preferred Shares
Preferred Shares with     whether a quorum exists.               for which the broker received
No Voting Instruction                                            instructions.

     If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.


Expenses and Methods of Solicitation
     The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210-2805, serves as each fund's investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $3,000 per fund plus reasonable expenses.


Telephone Voting
     In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     Alternatively, a shareholder may call the Funds' Voice Response Unit to vote;

     o Read the proxy statement and have your proxy card at hand.

     o Call the toll-free-number located on your proxy card.

     o Follow recorded instructions.

     With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

     If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.


Internet Voting
     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

     o Read the proxy statement and have your card on hand.

     o Go to the website listed on the card.

     o Follow the directions on the website. Please call 1-800-852-0218 if you have any problems.

     o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

The Funds' Adviser and Subadviser
     The Funds' investment adviser is John Hancock Advisers, LLC, 601 Congress Street Boston, Massachusetts. An affiliate of the Adviser, Sovereign Asset Management LLC, 101 Huntington Ave., Boston, Massachusetts, serves as subadviser to each fund.

Other Matters
     The management of the funds knows of no business to be brought before the annual meetings except as mentioned above. If, however, any other matters were properly to come before the meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

     The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals, including nominees for Trustee, intended to be presented at a fund's annual meeting in 2007 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, after September 6, 2006, but no later than October 6, 2006 for inclusion in that fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions).


               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                             JOHN HANCOCK PREFERRED INCOME FUND
                             JOHN HANCOCK PREFERRED INCOME FUND II
                             JOHN HANCOCK PREFERRED INCOME FUND III
                             JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

Dated: February 3, 2006

                                 ATTACHMENT 1


                              JOHN HANCOCK FUNDS
                            AUDIT COMMITTEE CHARTER

     A. Membership. The Audit Committee shall be composed exclusively of Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 of any of the funds, or of any fund's investment adviser or principal underwriter (the "Independent Trustees") and who satisfy the independence and financial literacy requirements in this charter. The Audit Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit Committee, the Board should select members who are free of any relationship that, in the opinion of the Board, may interfere or give the appearance of interfering with such member's individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

   B. Overview. The Audit Committee's purpose is to:

   1. assist the Board of Trustee's oversight of (1) the integrity of the funds' financial statements, (2) the funds' compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor's qualifications and independence, and (4) the performance of the funds' internal audit function and independent auditors;

   2. act as a liaison between the funds' independent accountants and the Board of Trustees;

   3. prepare an Audit Committee Report as required by the Securities and Exchange Commission (the "SEC") to the extent required to be included in the funds' annual proxy statement or other filings;

     The Audit Committee shall discharge its responsibilities, and shall access the information provided by the funds' management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund's accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds' annual financial statements. The authority and responsibilities set forth in this charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     C. Oversight. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund's management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund's financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds' financial reporting process; and any recent SEC comments on the funds' SEC reports, including, in particular, any compliance comments. The Audit Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds' accounting determinations and other judgmental areas and question whether management's choices of accounting principles are, as a whole, conservative, moderate or aggressive.

     D. Specific Responsibilities. The Audit Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

    1. To oversee the funds' auditing and accounting process.

    2. To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm and obtain and review a copy of the most recent report on the independent auditor issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

    3. To periodically review and evaluate the lead partner and other senior members of the independent auditor's team and confirm the regular rotation of the lead audit partner and reviewing partner as required by
       Section 203 of the Sarbanes-Oxley Act.

    4. To confirm that the officers of the funds were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the funds, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act.

    5. To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.

    6. The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee's next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 5, provided however, that any such policies and procedures are detailed as to particular services, the Audit Committee is informed of each service, and any such policies and procedures do not include the delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

    7. To monitor the independent auditor of each fund throughout the engagement to attempt to identify: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

    8. To meet with independent auditors, including private meetings, as necessary, management's internal auditors, and the funds' senior management (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the form and substance of the funds' financial statements and reports, including each fund's disclosures under "Management's Discussion of Fund Performance" and to discuss any matters of concern relating to the funds' financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants' comments with respect to the funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds' financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Audit Committee should request from the independent auditors a frank assessment of management.

    9. With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund's annual report. The Board delegates to the Audit Committee the authority to release the funds' financial statements for publication in the annual and semi-annual report, subject to the Board's right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund's management and independent auditor the funds' audited financial statements and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU [sec]380) requires discussion. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

   10. To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

   11. To assist the Board of Trustees in monitoring the Office of the Chief Compliance Officer (the "CCO") by:

      o Reviewing, no less frequently than annually, the CCO's report on the operation of the compliance programs of the funds and compliance programs of the funds' adviser, sub-advisers, principal underwriter, administrator, and transfer agent (collectively, "service providers").

      o Reviewing matters relating to the compliance programs of the funds and the compliance programs of their service providers and compliance matters relating to the funds and their service providers as may be presented to the Committee by the CCO.

      o Making recommendations to the Board of Trustees regarding changes to the funds' compliance program, as may be necessary or appropriate from time to time.

      o Reviewing the compliance programs for proposed service providers to the funds, including subadvisers, and making recommendations regarding approval of such compliance programs to the Board of Trustees.

      o Reviewing regulatory inquiries relating to the funds and their service providers as may be presented to the Committee by the CCO.

      o Reviewing the CCO's goals and objectives and making recommendations to the Board of Trustees regarding the CCO's compensation, including bonus and merit components.

      o Reviewing the CCO's annual budget and making recommendations to the Board of Trustees regarding its approval and the amount of such budget that should be an expense of the funds.

   12. To obtain and review, at least annually, a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Audit Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

   13. To review with the independent auditor any problems that may be reported to it arising out of a fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

   14. To review the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

   15. To receive and consider reports from the independent auditors regarding reviews of the operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.


   16. To monitor securities pricing procedures and review their implementation with management, management's internal auditors, independent auditors and others as may be required.

   17. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Exhibit A.

   18. To report regularly to the Board of Trustees, including providing the Audit Committee's conclusions with respect to the independent auditor and the funds' financial statements and accounting controls.

     E. Subcommittees. The Audit Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

     F. Additional Responsibilities. The Committee shall serve as the "qualified legal compliance committee" (as such term is defined in 17 CFR Part
205)("QLCC"), the duties of which are listed on Exhibit B to this charter; and shall also perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

     G. Funding. Each fund shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Trustees, for payment of:

   1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

   2. Compensation to any counsel, advisers, experts or consultants engaged by the Audit Committee under Paragraph J of this charter.

   3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     H. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an "audit committee financial expert", within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Audit Committee members shall be as determined by the Board of Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board of Trustees. The members of the Audit Committee should confirm that the minutes of the Audit Committee's meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee's final determination of how to proceed. The minutes should document the Committee's consideration of issues in a manner that demonstrates that the Committee acted with due care.

     I. Evaluation. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately.

     J. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

     K. Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.

Exhibit A


          Policy for Raising and Investigating Complaints or Concerns
                     About Accounting or Auditing Matters

As contemplated by the Audit Committee Charter, the Committee has established the following procedures for:

o the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and

o the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund ("covered persons") of concerns regarding questionable accounting or auditing matters.


A. Policy Objectives
     The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that covered persons will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.


B. Procedures for Raising Complaints and Concerns
     The funds' Secretary shall be responsible for communicating these procedures to covered persons. Covered persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds' Secretary by sending a letter or other writing to the funds' principal executive offices. Complaints and concerns may be made anonymously. Alternatively, any complaints or concerns may also be communicated anonymously directly to any member of the Audit Committee.


C. Procedures for Investigating and Resolving Complaints and Concerns
     If any complaints or concerns regarding internal accounting controls or auditing matters that could affect the funds are received through the Ethics Line or any other similar facility maintained by John Hancock Financial Services, they shall be communicated promptly to the funds' Secretary and shall be reported by the funds' Secretary to the Audit Committee, promptly or quarterly according to the guidelines set forth below.

     The funds' Secretary shall report to the Audit Committee as to whether those responsible for the Ethics Line or similar facility have a procedure in place to communicate promptly any such complaints or concerns to the funds' Secretary, and whether any such communication would violate the terms thereof.

     All complaints and concerns received will be promptly forwarded to the Audit Committee or the chair of the Audit Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit Committee. In any event, the funds' Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit Committee quarterly.

     The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds' Secretary has previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

     After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.

     Regardless of whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know or as required by law or recommended by legal counsel.

     No covered person shall penalize or retaliate against any other covered person for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any covered person for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

     John Hancock Advisers, LLC shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.

     The funds' Secretary shall retain records of all complaints and concerns received, and the disposition thereof, for five years.


D. Notification of Others
     At any time during an evaluation or investigation of a complaint or concern, the chair of the Audit Committee may notify the funds' CCO, the QLCC, or any other party with a need to know of the receipt of a complaint or concern and/or the progress or results of any review and/or investigation of a complaint or concern. The chair of the Audit Committee may provide such level of detail as may be necessary to allow the appropriate consideration by such parties in light of the funds' ongoing obligations, including, but not limited to, disclosure obligations or any required officer certifications.

            EXHIBIT B QUALIFIED LEGAL COMPLIANCE COMMITTEE ("QLCC")
                          DUTIES AND RESPONSIBILITIES

o The QLCC shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

o The QLCC has the authority and responsibility, once a report of evidence of a material violation by a fund, its officers, directors, employees or agents has been received by the QLCC:

1. to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

2. to determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

   (A) notify the Board of Trustees;

   (B) notify the funds' CCO;

   (C) initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

   (D) retain such additional expert personnel as the QLCC deems necessary;

   and, at the conclusion of such investigation, to:

   (A) recommend, by majority vote, that the fund implement an appropriate response to evidence of a material violation; and

   (B) inform the CLO, CEO the funds' CCO and the Board of Trustees of the results of any such investigation and the appropriate remedial measures.

   3. by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

                                 ATTACHMENT 2

                            AUDIT COMMITTEE REPORT

   The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

   The Audit Committee has reviewed and discussed with the Fund's management and Deloitte & Touche LLP the audited financial statements of the Funds contained in the Annual Reports on Form N-CSR for the 2005 fiscal year.

   The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, amount other items, matters related to the conduct of the audit of the Fund's financial statements.

   The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP its independence from the Funds.

   Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund's Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

                        Submitted by the Audit Committee

                             Richard P. Chapman, Jr.
                                Charles L. Ladner
                             John A. Moore, Chairman
                              Patti McGill Peterson

                                  ATTACHMENT 3

                               JOHN HANCOCK FUNDS
                         GOVERNANCE COMMITTEE CHARTER

    A. Composition. The Governance Committee shall be composed entirely of Trustees who are "independent" as defined in the rules of the New York Stock Exchange ("NYSE") and the NASDAQ Stock Market, Inc. ("NASDAQ") or any other exchange, as applicable, and are not "interested persons" as defined in the Investment Company Act of 1940 of any of the funds, or of any fund's investment adviser or principal underwriter (the "Independent Trustees") who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Governance Committee.

    B. Overview. The overall charter of the Governance Committee is to make recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board, and to assume duties, responsibilities and functions to recommend nominees to the Board, together with such additional duties, responsibilities and functions as are delegated to it from time to time.

    C. Specific Responsibilities. The Governance Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

    1. Except where the funds are legally required to nominate individuals recommended by others, to recommend to the Board of Trustees individuals for nomination to serve as Trustees.

    2. To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Governance Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

    3. To consider and recommend the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters.

    4. To consider and recommend the duties and compensation of the Chairman of the Board.

    5. To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

    6. To evaluate, from time to time, the retirement policies for the Independent Trustees.

    7. To develop and recommend to the Board guidelines for corporate governance ("Corporate Governance Guidelines") for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

    8. To monitor all expenditures of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: legal, consulting, and D&O insurance costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses associated with Trustee attendance at educational or informational conferences; and publication expenses.

    9. To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 of any of the funds or any fund's investment adviser or principal underwriter, or by the Governance Committee, from time to time, other than as may be engaged directly by another Committee.

    10. To periodically review the Board's committee structure and the charters of the Board's committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

    11. To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.

    12. To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate.

    D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

    E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, pre- paring agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

    F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

    G. Review. The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.

                                     ANNEX A

General Criteria

   1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

   2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

   3. Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

   4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

   5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

   The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Governance Committee shall consider the existing Trustee's performance on the Board and any committee.

Review of Shareholder Nominations

   Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the funds' proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds' proxy statement.

   As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

                                --------------
                                     Thank
                                      You

                                  for mailing
                                  your proxy
                                card promptly!
                                --------------


             [John Hancock              John Hancock Funds, LLC
              Olympic Logo]             MEMBER NASD

                                        601 Congress Street
                                        Boston, MA 02210-2805

                                        1-800-852-0218
                                        1-800-231-5469 TDD
                                        1-800-843-0090 EASI-Line

                                        www.jhfunds.com


                                                                     P811PX 2/06

                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
                         Annual Meeting of Shareholders
                                 March 22, 2006

The undersigned holder of common shares of beneficial interest of John Hancock Tax-Advantaged Dividend Income Fund hereby appoints KEITH F. HARTSTEIN, WILLIAM
H. KING and ALFRED P. OUELLETTE, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 22, 2006 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

(01) James R. Boyle (02) Charles L. Ladner (03) John A. Moore

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                         TAX-ADVANTAGED DIVIDEND INCOME FUND


 2.   To ratify the selection of                      For    Against  Abstain
      PricewaterhouseCoopers LLP as the Fund's Inde-
      pendent registered public accounting firm       [ ]      [ ]      [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________


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Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site. You will be    OR    card in hand when you call. You will   OR               and
prompted to enter your control                be prompted to enter your control                 return it in the
number, located in the box below, to          number, located in the box below,               enclosed postage-paid
create and submit an electronic               and then follow the directions                       envelope.
ballot.                                       given.
---------------------------------------     ---------------------------------------         ----------------------------


                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                  JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

     The undersigned holder of Auction Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Tax-Advantaged Dividend Income Fund hereby constitutes and appoints Keith F. Hartstein, William H. King and Alfred P. Ouellette, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 22, 2006 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect the following nominee to serve as Trustee of the Fund

                                  For    Withhold

   Ronald R. Dion                 o      o

2: To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent registered public accountanting firm.

   o FOR      o AGAINST     o ABSTAIN

Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee in the Proxy Statement and favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date_________________________________________________________________, 2006


                      ------------------------------------
                         Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                John Hancock Tax-Advantaged Dividend Income Fund
                             2006 Proxy Voting Site

                          Annual Meeting of Shareholders
                                  March 22, 2006


The undersigned holder of common shares of beneficial interest of John Hancock Tax-Advantaged Dividend Income Fund hereby appoints KEITH F. HARTSTEIN, WILLIAM
H. KING and ALFRED P. OUELLETTE, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 22, 2006 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

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               Click here to continue to the secure voting site.
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          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

         Welcome to the John Hancock Tax-Advantaged Dividend Income Fund
                             2006 Proxy Voting Site

    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                             FOR Proposals 1 and 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

         ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
         ---------------------------------------------------------------


--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
               The Board recommends a vote FOR Proposals 1 and 2.
================================================================================

================================================================================
  PROPOSAL 1

  To elect the following nominees to serve as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James R. Boyle
                                          [ ]02 Charles L. Ladner
                                          [ ]03 John A. Moore
================================================================================

================================================================================
  PROPOSAL 2


To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent registered public accounting firm
================================================================================

  For[ ]                  Against[ ]            Abstain[ ]
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.